UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2014

SIBLING GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-28311	76-0270334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1355 Peachtree Street, Suite 1150, Atlanta, GA 30309
(Address of principal executive offices)

(404) 551-5274
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02

Unregistered Sales of Equity Securities

During the period from March 1, 2014 through the date of this filing, the Company made a number of issuances of its restricted common stock as consideration for consulting services, and to reduce its obligations. The policy for most of its recurring consulting agreements is to issue shares monthly based on a formula that provides for a specific dollar amount, currently ranging from $3,500 per month, to $10,000 per month, to certain individuals. In some cases a one time issuance was also provided as compensation for work performed before consideration of a recurring event. Further, from time to time, it enters into consulting agreements that call for a one time only payment to certain groups or individuals. The list of current period issuances appears in the table below. As a result of these transactions, the Company issued 4,455,830 shares during the period from February 17, 2014 (the last reported date of issuances) though the date of this filing, leaving its shares of common stock outstanding at 39,765,736 at this date. There are no preferred, or other classes of shares, outstanding at this time. There are no warrants, options, or convertible debt outstanding at this time.

RESTRICTED SHARE ISSUANCES 2/17/14 (LAST REPORTED DATE)

THROUGH 3/16/2014 (UNAUDITED)

DATE	DESCRIPTION	CHARGE	PER SHARE	SHARES ISSUED	NOTES
3/1/2014	LIGHTMAS - RENT - CONVERSION OF DEBT	$15,000.00	$0.10	150,000	SEE NOTE 4
3/1/2014	HILL CONSULTING	$6,500.00	$0.10	65,000	SEE NOTE 1
3/1/2014	DELUCA CONSULTING	$3,500.00	$0.10	35,000	SEE NOTE 1
3/1/2014	DANKLEFSEN CONSULTING	$5,000.00	$0.10	50,000	SEE NOTE 1
3/1/2014	ROSS CONSULTING	$8,000.00	$0.10	80,000	SEE NOTE 1
3/1/2014	MOORE CONSULTING	$3,500.00	$0.10	35,000	SEE NOTE 1
3/1/2014	SABA - SALARY ACCRUAL, STOCK IN LIEU	$13,333.00	$0.10	133,330	SEE NOTE 4
3/1/2014	CONSULTING - ARM, LLC	$7,000.00	$0.10	70,000	SEE NOTE 1
3/1/2014	CONSULTING - M. LEATH	$5,000.00	$0.10	50,000	SEE NOTE 1
3/6/2014	SULLIVAN - ONE TIME CONSULTING	$12,000.00	$0.08	150,000	SEE NOTE 2
3/6/2014	MESHUGENEH - ONE TIME CONSULTING	$40,000.00	$0.08	500,000	SEE NOTE 2
3/6/2014	CONSULTING - STEELTOWN ONE TIME	$40,000.00	$0.08	500,000	SEE NOTE 2
3/6/2014	ORANGE CURTAIN MEDIA/MAR.	$5,000.00	$0.08	62,500	SEE NOTE 4
3/6/2014	FUNDING OF $50,000	$50,000.00	$0.08	625,000	SEE NOTE 7
3/6/2014	M. FINDLEY - EMPLOYMENT COMPENSATION	$80,000.00	$0.08	1,000,000	SEE NOTE 6
3/6/2014	M. FINDLEY - SHARES ISSUED FOR BOARD ROLE	$40,000.00	$0.08	500,000	SEE NOTE 3
3/6/2014	M. LEATH - SHARES ISSUED FOR BOARD ROLE	$12,000.00	$0.08	150,000	SEE NOTE 3
3/6/2014	A. LANCE - SHARES ISSUED FOR BOARD ROLE	$12,000.00	$0.08	150,000	SEE NOTE 3
3/6/2014	A. HONEYCUTT - SHARES ISSUED FOR BOARD ROLE	$12,000.00	$0.08	150,000	SEE NOTE 3
				4,455,830	ISSUED SINCE 2/17/14
				39,765,736	SHARES OUT AT 3/13/14

———————

NOTE 1 – During 2014 the Company expects to issue restricted common stock as payment for a number of consulting agreements for specific assistance related to curriculum development, new product development, business development and other general consulting. These agreements call for specific one time, or per month, amounts and are paid for in stock. The number of shares to be issued is determined monthly, based on the amount owed for that month, divided by 110% of the ten (10) day average closing price for stock during the first ten (10) days of the month in which the charge was incurred. In some cases, an initial issuance of shares was made at the beginning of the effort, generally for work already performed. All of these agreements are subject to cancellation on sixty (60) days notice.

NOTE 2 – As described in NOTE 1, certain of the consulting agreements entered into call for a one time payment for services rendered, either as an initial payment, or for payment of services rendered. The issuances noted here are for those one time payments.

NOTE 3 – The compensation policy during FY2014 for members of the Board of Directors includes 1) an initial issuance of 350,000 shares on joining the Board, and 2) an annual stipend of 150,000. The issuances noted here cover the initial issuance for Maurine Findley, who joined the Board in March 2014. The Board has authorized the issuance of the Board of Directors Annual Stipend for Ms. Lance, Mr. Leath and Mr. Honeycutt., who will each receive 150,000 shares.

NOTE 4 – During the period the Company generally makes an attempt to convert any debts owed into common stock issuances, as a prudent effort to clean its balance sheet of obligations. Any shares issued are restricted shares. The accounting requires that the shares issued be charged to the Company based on the closing price of the stock on that day, as if the shares were free trading, even though they were restricted. Any adjustments in accounting will be reflected in the fiscal audit report for the period ended 12/31/14.

NOTE 5 – The Board is authorizing the issuance of the Board of Directors Annual Stipend for Ms. Lance, Mr. Leath and Mr. Honeycutt. This is the standard compensation plan for directors of the Company, and provides for the issuance of 150,000 restricted shares for each director.

NOTE 6 – The Board has authorized the issuance of 1,000,000 shares of restricted stock to Ms. Maurine Findley as a part of her employment as CFO effective March 6, 2014.

NOTE 7 – To provide funding for short term operations the Company sold $50,000 of restricted stock at a price of $.08 per share. There were no stipulations, conditions or requirements under the sale.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 6, 2014 in a meeting of the Board of Directors an offer of employment was extended to Ms. Maurine Findley, to fill the position of Chief Financial Officer, and to join the Board of Directors.

Ms. Findley, age 55, is a seasoned finance and accounting executive, with over 30 years of experience, primarily in the education industry, including strategy, implementation and operating roles with roll-up and investment portfolio companies, both public and private. She has played a critical role in creating successful merger and acquisition strategies to build highly successful education operations.

Among her qualifications, she has:

•

Specialization in operational and financial system and process development for newly acquired and green field campuses in proprietary post-secondary education with particular attention to compliance with Department of Education regulations and sound accounting processes;

•

Over eighteen years experience in high growth, for-profit education, including development of accounting and reporting systems, integration of acquired entities processes and procedures, systems implementations, budgeting and management of student accounts and Title IV administration;

•

Experience in all facets of fiscal and campus operations including academics, student affairs, financial aid, business office, regulatory compliance, investor relations, and accrediting body relationships

•

Experienced in all aspects of financial management including foreign currency translations and consolidations, SEC reporting, internal reporting, budgeting and variance reporting, cash management and treasury

From September 2012 until now, she was CFO for Education Management, Inc., an equity backed education company operating seven diploma and degree granting campuses located in Louisiana, Mississippi and Arkansas, with programs in Allied Health, Massage Therapy and Cosmetology. From August 2009 until September 2012 she was the CFO for Tall Oak Learning, LLC, an equity backed company investigating post-secondary education acquisition targets and opportunities throughout southwest United States, including the acquisition of Southern Careers Institute, a seven campus system specializing in Allied Health and Cosmetology. Prior to that she held senior management and Board Member positions in a number of higher education and related educational operations groups including a nine years as Controller, then Treasurer for Corinthian Colleges. During that period Corinthian experienced a 500% growth in revenues. She has also held senior finance positions in publicly traded manufacturing and software development situations.

Her educational background includes a the completion in 1983 of a BS in Economics from the University of California, Irvine, where she graduated Magna cum Laude, and graduate studies at University of California, Irvine and Utah State University, Logan, Utah. She began her accounting career at KPMG Peat Marwick.

Her base salary as CFO is $160,000 per year, and she is eligible for an additional bonus of $80,000, as well as other compensation as determined by the Board of Directors. Her compensation will accrue until sufficient financing is in place for ongoing operations. She has also been awarded 1,000,000 shares of restricted stock as a bonus at the time of joining, March 6, 2014. She has also agreed to join the Board of Directors. As is the current policy for all directors, she will receive 350,000 shares of restricted common stock upon joining the Board, as well as 150,000 shares of restricted common stock as the 2014 stipend for all Board members.

Her total shares owned as of this date are now 1,500,000, including 1,000,0000  that were issued for compensation in her role as CFO, and 500,000 shares in conjunction with her appointment to the Board of Directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sibling Group Holdings, Inc.

By:	/s/ Ms. Amy Lance	Date:	March 17, 2014
Name:	Amy Lance
Title:	Chairman of the Board

By:	/s/ Mr. Mack Leath	Date:	March 17, 2014
Name:	Mack Leath
Title:	Secretary

By:	/s/ Mr. Dave Saba	Date:	March 17, 2014
Name:	Dave Saba
Title:	President